Exhibit 10.29

July 28, 2005

United Natural Foods, Inc.

260 Lake Road

Dayville, CT 06241

Stow Mills, Inc.

71 Stow Drive

Chesterfield, NH  03443

United Natural Foods Pennsylvania, Inc.

71 Stow Drive

Chesterfield, NH  03443

Albert’s Organics, Inc.

3268 East Vernon Avenue

Vernon, CA  90058

Attention:  Rick Puckett, Chief Financial Officer

RE:  Fifth Amendment to Term Loan Agreement

Dear Rick:

Reference is made to that certain Term Loan Agreement dated as of April 28, 2003 as amended (the “Loan Agreement”) among United Natural Foods, Inc. (“UNFI”), Stow Mills, Inc. (“SMI”), United Natural Foods Pennsylvania, Inc. (“UNFPA”) and Albert’s Organics, Inc. (“Albert’s” and together with UNFI, SMI and UNFPA, the “Borrowers”) and Fleet Capital Corporation (the “Lender”).  Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.  This Fifth Amendment to Term Loan Agreement shall be referred to as the “Fifth Amendment”.

The Borrowers have requested that the Lender agree to increase the principal amount of the Term Loan made pursuant to the Loan Agreement to $75,000,000 and the Lender has agreed to such increase, subject to the terms and conditions of this Fifth Amendment to Term Loan Agreement  (“Fifth Amendment”).

1.                                       Amendments to the Loan Agreement.  Subject to the terms and conditions of this Fifth Amendment, Borrowers and Lender agree that the Loan Agreement shall be amended as follows:

a.                                       The First Recital of the Loan Agreement is deleted and replaced with the following:

“WHEREAS, the Borrowers have requested that the Lender extend credit to the Borrowers in the principal amount of up to SEVENTY-FIVE MILLION DOLLARS ($75,000,000); and”

b.                                      Section 1.1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“1.1.1  Term Loan.  The Lender agrees to make a Term Loan to Borrowers in the principal amount of $75,000,000 of which (a) $65,000,000 will be advanced on the Fifth Amendment Closing Date, and (b) $10,000,000 (the “Greenwood Advance”) will be advanced when the Greenwood Conditions (as set forth below) are satisfied. The Term Loan shall be repayable in accordance with the term of the Term Note and shall be secured by all the Collateral. Notwithstanding any provision hereof to the contrary, the making of the Greenwood Advance shall be subject to the satisfaction of the following conditions in a manner satisfactory to Lender (the “Greenwood Conditions”), which conditions shall be satisfied on or before January 31, 2006 or the Lender’s commitment to make the Greenwood Advance shall, upon written notice by Lender to Borrowers, terminate:

(a)     Borrowers shall have delivered to Lender the following, each in form and substance satisfactory to Lender:

(i)	A Mortgage (the “Greenwood Mortgage”), covering the Borrowers’ Greenwood, Indiana Real Property (as more particularly described on Exhibit A attached (the “Greenwood, Indiana Real Property”);

(ii)	An Assignment of Leases and Rents covering the Greenwood, Indiana Real Property;

(iii)	An ALTA Lender’s Title Insurance Policy insuring the Greenwood Mortgage in the allocated amount of $11,000,000, together with endorsements required by Lender;

(iv)	An ALTA Survey and a Surveyor’s Certificate for the Greenwood, Indiana Real Property;

(v)	A Phase I Environmental Report with respect to the Greenwood, Indiana Real Property and, if required by Lender after its review of the Phase I Report, a Phase II Environmental Report;

(vi)	A zoning letter from municipality of Greenwood, Indiana with respect to the Greenwood, Indiana Real Property, if available;

(vii)	UCC-1 Financing Statements covering the personal property and fixtures described in the Greenwood Mortgage;

(viii)	A local counsel’s enforceability opinion covering the Greenwood Mortgage and Assignment of Leases and Rents;

(ix)

A Certificate of Occupancy or, if a Certificate of Occupancy is not available, such other evidence of completion of the improvements on the improvements to the Greenwood, Indiana Real Property in accordance with all legal requirements;

(x)	An updated appraisal of the value of the Greenwood, Indiana Real Property (reflecting completion of the pending construction project); and

(xi)

A Certificate from a senior executive officer of the Borrowers certifying that all representations and warranties set forth in Loan Agreement are and remain true and correct on the date of the making of the Greenwood Advance and that no Default or Event of Default has occurred and is continuing.

(b)                               All requisite corporation action and proceedings in connection with the Greenwood Advance and all documents and certificates required by Lender and/or its counsel in connection therewith shall be in form and substance satisfactory to Lender and its counsel;

(c)                                No Default or Event of Default shall have occurred and shall be continuing under the Agreement; and

(d)                               Such other agreements, documents and instruments as Lender may reasonably required in connection with the Greenwood Advance.

c.                                       Appendix A to the Loan Agreement is amended to add the following defined terms following the definition of “FCC”:

“Fifth Amendment - the Fifth Amendment to Term Loan Agreement dated as of July 28, 2005.”

“Fifth Amendment Closing Date - the date on which all the conditions precedent in Section 4 of the Fifth Amendment are satisfied.

d.                                      Appendix A to the Loan Agreement is amended to delete the defined term “Maturity Date” and the definition thereof and to substitute the following in place thereof:

“Maturity Date – July 28, 2012.”

e.                                       Appendix A to the Loan Agreement is amended to delete the defined term “Term Note” and the definition thereof and to substitute the following in place thereof:

“Term Note - the Second Amended and Restated Term Promissory Note executed by Borrower on the Fifth Amendment Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of Exhibit A to the Fifth Amendment.”

f.                                         Appendix A to the Loan Agreement is amended to delete the defined term “Total Credit Facility” and the definition thereof and to substitute the following in place thereof:

“Total Credit Facility - $75,000,000”

g.                                      Exhibit L to the Loan Agreement is hereby deleted and replaced with Exhibit L attached hereto.

2.                                       Amendment Fees.  The Borrowers agree to pay to Lender the fees set forth in the fee letter dated the date hereof.

3.                                       Evidence of Proper Completion of Rocklin, CA Site.  Upon completion of the improvements currently under construction at the Rocklin, California property owned by UNFI, Borrowers shall deliver to Lender evidence of the completion of such improvements in compliance with law, which evidence must be acceptable to Lender in its sole discretion.

4.                                       Representations and Warranties.  The Borrowers hereby represent and warrant as follows:

a.                                       Power, Authority, Etc.  The Borrowers have the power and authority for the making and performing of this Fifth Amendment.  This Fifth Amendment has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Fifth Amendment to is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

b.                                      Incorporation of Representations and Warranties.  The representations and warranties of the Borrowers contained in the Loan Agreement, except for any changes resulting only from the passage of time and which do not otherwise constitute a Default or Event of Default hereunder, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Fifth Amendment to as though fully set forth herein.

5.                                       Conditions Precedent.  Notwithstanding any of the provisions of the Loan Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under any other sections of the Loan Agreement or this Fifth Amendment, Lender shall not be required to make the Term Loan under this Fifth Amendment unless and until each of the following conditions has been and continues to be satisfied (the date when such conditions are satisfied shall be the “Fifth Amendment Closing Date”).

a.                                       Documentation.  Lender shall have received, in form and substance satisfactory to Lender, a duly executed copy of this Fifth Amendment, the Second Amended and Restated Term Promissory Note in substantially the form of Exhibit A hereto, Mortgages with respect to Real Property not previously subject to Mortgages, amendments to Mortgages, Collateral Assignments with respect to Real Property not previously subject to Mortgages, amendments of collateral assignments and such additional documents, instructions and certificates as Lender shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

b.                                      No Default.  No Default or Event of Default shall exist.

c.                                       Corporate Documents.  All requisite corporate action and proceedings of the Borrowers in connection with this Fifth Amendment and all documentation and certificates required by Lender and/or its counsel in connection therewith shall be satisfactory in form and substance to Lender and its counsel;

d.                                      Opinions of Counsel.  The receipt by Lender of an opinion, dated the Fifth Amendment Closing Date, of (i) Cameron & Mittleman LLP, counsel to Borrowers and Guarantors covering such matters as the Lender may reasonably request, and (ii) local counsel of Borrowers in the jurisdictions where the Real Property is located, covering such matters as the Lender may reasonably request;

e.                                       Payment of Fees.  The payment by Borrowers of such fees as Borrowers have agreed to pay or deliver to Lender including, without limitation under the fee letter, the reasonable fees and expenses of Brown Rudnick Berlack Israels LLP and of other counsel to Lender and all fees and expenses of title insurance companies;

f.                                         Title Insurance.  Borrowers shall have obtained and delivered to Lender title insurance policies for each new Mortgage of Real Property entered into by Borrowers and endorsements to the title insurance policies previously delivered to Lender, insuring the Mortgages as increased by the Term Loan provided for herein and as may be requested by Lender for any changes or modifications in the Real Property, all in form and substance satisfactory to Lender;

g.                                      Participant Consent.  Lender shall have received the written consent of its participants to the increase to the Term Loan pursuant to this Fifth Amendment and to the participants’ participation therein in form and substance satisfactory to Lender; and

h.                                      Other Documents.  Such other agreements, instruments, and documents as Lender may reasonably require in connection with this Fifth Amendment.

6.                                       Miscellaneous.

a.                                       Counterparts.  This Fifth Amendment to Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Fifth Amendment to Loan Agreement by signing any such counterpart.

b.                                      Force and Effect.  The Loan Agreement and each other Loan Document, as amended by this Fifth Amendment, are hereby ratified, confirmed and approved, and shall continue in full force or effect.

c.                                       Loan Document.  This Fifth Amendment to Loan Agreement and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement.  This Fifth Amendment shall be governed by the laws of the State of Connecticut.  This Fifth Amendment to Loan Agreement and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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Signature Page to Fifth Amendment to Loan Agreement

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan Agreement as of the date first above written.

BORROWERS:	UNITED NATURAL FOODS, INC.

	By:		/s/ Rick D. Puckett
	Name:		Rick D. Puckett
	Title:		Vice President

STOW MILLS, INC.

	By:	/s/ Rick D. Puckett
		Name:	Rick D. Puckett
		Title:	Vice President

UNITED NATURAL FOODS PENNSYLVANIA, INC.

	By:	/s/ Rick D. Puckett
		Name:	Rick D. Puckett
		Title:	Vice President

ALBERT’S ORGANICS, INC.

	By:	/s/ Rick D. Puckett
		Name:	Rick D. Puckett
		Title:	Vice President

LENDER:	FLEET CAPITAL CORPORATION

	By:	/s/ Kim B. Bushey
		Name:	Kim B. Bushey
		Title:	Senior Vice President

RATIFICATION OF GUARANTY AGREEMENT

The undersigned Guarantors acknowledge receipt of the foregoing Fifth Amendment to Term Loan Agreement (“Fifth Amendment”) and hereby (a) accept and agree to the terms and provisions of the Fifth Amendment including, without limitation, to the increase in the Term Loan to $                     and (b) ratify, confirm, and approve all of the terms and conditions of each of the Guaranty Agreements.

IN WITNESS WHEREOF, the parties have executed the Ratification of Guaranty Agreement on this 28th day of July, 2005.

NATURAL RETAIL GROUP, INC.

By:	/s/ Rick D. Puckett
	Name:	Rick D. Puckett
	Title:	Vice President

UNITED NATURAL TRADING CO.

By:	/s/ Rick D. Puckett
	Name:	Rick D. Puckett
	Title:	Vice President

UNITED NATURAL FOODS WEST, INC. (formerly known as Mountain People’s Warehouse Incorporated)

By:	/s/ Rick D. Puckett
	Name:	Rick D. Puckett
	Title:	Vice President

NUTRASOURCE, INC.

By:	/s/ Rick D. Puckett
	Name:	Rick D. Puckett
	Title:	Vice President

RAINBOW NATURAL FOODS, INC.

By:		/s/ Rick D. Puckett
Name:		Rick D. Puckett
Title:		Vice President

UNITED NORTHEAST, LLC

By:	/s/ Rick D. Puckett
	Name:	Rick D. Puckett
	Title:	Vice President

EXHIBIT A

Description of Greenwood, Indiana Real Property

The land and improvements thereon known as:

Block 10 in Precedent South Business Center Section Three recorded in Plat Book D, Page 305, C & C in the Office of the Recorder of Johnson County, Indiana

Containing 26.57 acres, more or less.

EXHIBIT L

United Natural Foods, Inc.

and Subsidiaries

Real Property

Property Address

12745 Earhart Avenue, Auburn, CA

12600 Locksley Lane, Auburn, CA

1101 Sunset Boulevard, Rocklin, CA

Block No. 41, Part of Lot No. 1.01, Logan Township, Gloucester County, NJ

71 Stow Drive, Chesterfield, NH

260 Lake Road, Dayville, CT

100 Lincoln Street, New Oxford, PA

2340 Heinz Road, Iowa City, Iowa 52240

100 Lakeview Court, Atlanta, GA